Exhibit 10.18
   Schedule of Officers Who Executed Form of Employment Agreement Evidenced in
                                  Exhibit 10.17


                               Robert J. Kubbernus

                                  Riaz Mamdani

                                  Vera Gmitter

                                   Tej Minhas

923400.1